UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8985

Citigroup Investments Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Citigroup

Investments

Corporate

Loan Fund Inc.

Annual Report September 30, 2004 Ticker Symbol: TLI

WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

I am pleased to report that Citigroup Investments Corporate Loan Fund Inc. continued to perform well during the year ended September 30, 2004. Please read on for a more detailed review of the corporate loan market and the prevailing economic and market conditions during the fund’s fiscal year, and to learn how those conditions have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

Citigroup Investments Corporate Loan Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 10, 2004

2004 Annual Report

MANAGER OVERVIEW

Market Overview

The macro trends in the loan market have not changed materially since our last report. The environment for credit risk remains benign. Credit spreadsi remain tight and secondary market prices remain at lofty levels in reaction to the low risk macro environment and technical pressure within the loan market. There continues to be an excess of investment capital available to invest in loans. Credit structures remain under pressure and this continues to be one of our primary concerns for the future.

The lagging 12-month default rate has remained at approximately 1.00% and currently stands at 1.12% (by number of loans), according to Standard & Poor’s Leveraged Commentary and Data (“LCD”)ii. We believe that we will remain in a low risk environment with low default rates for some time. This belief is grounded on our expectation that the odds are in favor of the economy continuing to expand for the remainder of 2004 and into 2005 and that the capital markets will be accommodative. According to LCD, “Any way you cut it, the short-term default outlook remains upbeat... Looking ahead, all qualitative and quantitative factors continue to signal that default rates will remain at or near current low levels in the near term.”

In 2004, new investment opportunities have barely outpaced capital flows into the loan market. This has left the massive cash build-up from 2003 largely intact. In addition, early loan repayments by the companies we invest in have continued at an accelerated pace relative to historical trends. As a result, the technical pressure that we have commented on in earlier reports continues. Once again, we do not expect to see a significant change in these conditions.

As expected, primary market credit spreads and secondary market prices have remained in a range since our last report. Absent an unforeseen change in the credit markets, we expect spreads to continue to be range-bound in the next quarter, albeit trading towards the lower end of the range.

The soundness of credit structures remains one of our main concerns for the future. Average debt multiples on new issues remain at acceptable levels from a historical perspective. However, relative to past trends, we have continued to see a larger number of credits rated below Ba3 and BB- by Moody’s and Standard & Poor’siii entering the new issue market. While this is not of significant concern at this point due to the benign credit environment, it does indicate that an increasing number of new credits being created have less protection. This, in turn, leaves them more vulnerable should a downturn in the

Citigroup Investments Corporate Loan Fund Inc.

credit cycle occur. As a result, credit selection has taken on increasing importance in our strategy.

On June 30, 2004, the Federal Reserve Board (“Fed”) made its first of three consecutive 25 basis pointiv increases to short-term interest rates, increasing it from a four-decade low of 1.00% to 1.75% in September. Following the end of the funds reporting period, at its November meeting, the Fed once again raised its target for the federal fund rate by 0.25% to 2.00%. We expect that the Fed will continue to raise short-term interest rates over time. However, the economy has slowed somewhat, which has increased the odds that the Fed will slow the pace of rate increases as it continues to evaluate economic data. Certainly, the rising cost of energy and commodities in general have increased inflationary risks and, at the same time, the possibility that the economy will continue to expand at a slower pace than had been expected several months ago.

We continue to believe a rising rate environment will favor floating-rate loans relative to fixed-income and equity investments on a risk-adjusted basis. All things being equal, a rising interest rate environment historically has had a positive effect on floating-rate loans because the income earned on loans increases as short-term interest rates rise. On the other hand, fixed-income securities historically have suffered as their fixed-interest payments erode in value as interest rates increase. Similarly, equity securities generally have not performed as well in a rising interest rate environment as price-to-earning (“P/E”)v multiples typically come under pressure.

Fund Performance

During the 12 months ended September 30, 2004, the Citigroup Investments Corporate Loan Fund Inc. returned 5.79%, based on its New York Stock Exchange (“NYSE”) market price and 7.55% based on its net asset value (“NAV”)vi per share. In comparison, its Lipper loan participation closed-end funds category averagevii was 7.84%. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $0.6775 per share. The performance table shows the fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of September 30, 2004. Past performance is no guarantee of future results. The fund’s yields will vary.

2004 Annual Report

FUND PERFORMANCE AS OF SEPTEMBER 30, 2004

Price Per Share	30-Day SEC Yield	12 Month Total Return

$14.29 (NAV)	5.20%	7.55%

$14.58 (NYSE)	5.09%	5.79%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. This yield is as of September 30, 2004 and is subject to change.

Fund Overview

On October 12, 2004, the fund declared a regular monthly dividend for October of $0.055 per share. This marks the ninth consecutive month that dividends have been maintained at that level. We continue to expect that the fund’s cash flow will be positively affected by the Fed’s moves to increase the federal funds rateviii. Unlike fixed-rate investments, interest rates on loans periodically will adjust in response to changes in short-term interest rates. These rate adjustments have provided investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates, all other things being equal.

At the same time, the fund’s cash flow continues to be negatively impacted as the effect of the decrease in credit spreads across the loan market works its way into the portfolio and the cost of leverage increases as interest rates rise. We will continue to monitor the effects of these changes in cash flows and adjust the dividend accordingly. As noted in earlier reports, at times, a portion of the fund’s undistributed income has been used to support the dividend in prior months. The fund typically maintains a balance of undistributed income to smooth dividend fluctuations that could occur from changes in month-to-month cash flow generated by the portfolio.

Consistent with our original investment mandate, the fund’s portfolio is largely made up of floating- or variable-rate senior secured corporate loans. As of September 30, 2004 the fund had total net assets of approximately $141.2 million. The total market value of loans in which the fund invested was approximately $212.9 million. Those loans were made to 160 issuers, had an average equivalent rating of Ba3 and were invested in 32 industry sectors, with the largest industry concentration being 8.1% of total investments in the Hotels/Motels/Inns and Casinos industry.

Citigroup Investments Corporate Loan Fund Inc.

Since the Manager Commentary in our last report at the end of July 2004, the NAV of the fund has continued to perform well. As of October 15, 2004, the NAV of the fund was $14.33, a marginal decrease of $0.05 or 0.35% since July 16, 2004 and nearly equivalent to the S&P/LSTA Leveraged Loan, Market Value Indexix that showed a 0.26% decrease over the same period. It is the fund’s policy that its NAV is calculated on a “mark-to-market”x basis using current market prices for each loan in the fund, as determined weekly by a third-party pricing service.

Since our last report, we have seen little movement in the prices of loans in the portfolio. As expected, secondary market prices have remained in a range since our last report making NAV gains harder to achieve. From July 16, 2004 to October 15, 2004, the majority of loans in the portfolio stayed within a trading range, as predicted in our last report. During that period, the average price of loans in the portfolio decreased approximately 0.60% and approximately 94% of the price changes were less than 1.00%.

On October 15, 2004, the fund’s share price closed at $14.48, a 2.43% decline since July 16, 2004. In a trend that began prior to the period covered in this report and ending in April 2004, the fund’s share price steadily rose. The share price spiked up to $15.89 on April 20, 2004 and then quickly dropped below $15.00 per share by May 7, 2004. Since the latter part of July, the fund has traded in a range around $14.50 per share.

Since our last report, the fund has continued to trade at a premium to its NAV. On October 15, 2004, the fund traded at a 1.05% premium, a decrease from a 3.20% premium as of July 16, 2004. Over that period, the fund’s NAV decreased marginally and its share price also fell, resulting in a decrease in its premium. As noted in our last report, we believe the primary reason the fund continues to trade at a premium to its NAV is the relative value of loans to other asset classes on a risk-adjusted basis.

Asset levels in the fund remain at acceptable levels but have decreased since our last report. While new issue supply has grown in 2004 relative to the past several years, the demand for assets in the loan market continues to exceed supply. As noted earlier, new investment capital continues to flow into the market at a rapid pace and the companies we invest in are repaying loans at a faster rate than we have historically experienced. Credit selection has become more challenging as we are seeing a higher level of risk in new investment opportunities being brought to market. We continue to find new loans to invest in while maintaining our high credit standards but, of late, not enough to compensate for loans in the portfolio that repay before their stated maturity. We will continue to add new assets whenever we find loans that meet our risk and return requirements.

2004 Annual Report

Looking for Additional Information?

The fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XTLIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern time, for the fund’s current net asset value, market price, and other information.

Thank you for your investment in the Citigroup Investments Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Glenn N. Marchak

Vice President and Investment Officer

November 10, 2004

Citigroup Investments Corporate Loan Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Risks: All investments involve risk. The fund invests in fixed income securities which are subject to Credit Risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the fund’s value. As interest rates rise, the value of a fixed income portfolio generally declines, reducing the value of the fund. The fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High yield/lower rated securities involve greater credit and liquidity risks than investment grade securities. The fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security.
ii	Standard & Poor’s Leveraged Commentary and Data, formerly known as Portfolio Management Data, is a leading information provider to the leveraged finance community.
iii	Moody’s Investors Service and Standard & Poor’s are nationally recognized credit rating agencies.
iv	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
[v]	The price-to-earnings (P/E) ratio is a stock's price divided by its earnings per share.
vi	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
vii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 38 funds in the fund’s Lipper category.
viii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ix	The S&P/LSTA Leveraged Loan, Market Value Index is a total return index that captures accrued interest, repayments, and market value changes.
[x]	Mark-to-market is the process of valuing a security or portfolio at current market prices.

2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown†

March 31, 2004

September 30, 2004

†	As a percentage of total investments. Please note that Fund holdings are subject to change.

Industry classifications at March 31, 2004 were based on Lehman categories, whereas at September 30, 2004, they were based on S&P categories, which will be utilized going forward.

Citigroup Investments Corporate Loan Fund Inc.

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”) which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value (“NAV”) per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment of the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or (b) 95% of the market price per share on the valuation date.

If the market price is less than the NAV per share as of the determination date, PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 33. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-800-331-1710.

2004 Annual Report

Schedule of Investments	September 30, 2004

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

SENIOR COLLATERALIZED LOANS — 96.1%
Aerospace/ Defense — 2.0%
$692,265	Anteon Corp.	Term B	3.725	12/3/10	$700,485
1,391,988	CACI International, Inc.	Term B	3.210 to 3.450	5/3/11	1,401,124
136,902	Ceradyne, Inc.	Term	3.750 to 3.937	8/18/11	138,528
460,466	DeCrane Aircraft Holdings, Inc.	Term B	7.110	3/31/07	458,163
745,575	DeCrane Aircraft Holdings, Inc.	Term D	7.610	12/31/07	741,847
678,532	Standard Aero Holdings Inc.	Term B	4.340	8/20/12	687,862
193,183	TransDigm Holding Corp.	Term C	3.936	7/22/10	195,899

					4,323,908

Automotive — 2.8%
1,661,750	Dura Operating Corp.	Term C	4.340	3/23/06	1,675,772
1,799,182	The Goodyear Tire & Rubber Co.	Term	3.250	9/30/07	1,822,571
476,087	Keystone Automotive Industries, Inc.	Term B	4.670 to 6.500	10/30/09	482,187
697,702	Plastech, Inc.	Term B	4.730	2/12/10	708,312
1,523,785	Progressive Moulded Products Ltd.	Term B	4.520 to 4.844	8/16/11	1,529,023

					6,217,865

Beverage and Tobacco — 0.7%
1,596,333	Commonwealth Brands, Inc.	Term	5.875	8/28/07	1,614,292

Broadcast Radio and Television — 4.1%
2,102,759	Canwest Media Inc.	Term E	4.065	8/15/09	2,130,358
698,250	Cumulus Media Inc.	Term E	3.562	3/28/10	707,269
976,478	Freedom Communications	Term B	3.750 to 3.790	4/12/12	992,346
157,895	Lamar Media Corp.	Term A	3.187 to 3.312	12/17/04	158,832
1,222,222	Lamar Media Corp.	Term D	3.437 to 3.500	11/12/04	1,233,681
1,314,456	Sun Media Corp.	Term B	3.930 to 4.090	2/7/09	1,329,039
2,428,414	Susquehanna Media Co.	Term B	3.840 to 4.070	3/31/12	2,458,769

					9,010,294

Building and Development — 6.9%
205,879	Atrium Cos., Inc.	Term	4.410 to 4.730	12/10/08	208,238
1,662,378	Hanley-Wood, Inc.	Term B	4.340 to 4.920	9/30/07	1,612,507
228,872	Juno Lighting, Inc.	Term	4.340 to 6.250	11/21/10	232,305
121,038	Juno Lighting, Inc.	2nd Lien	7.240 to 7.440	5/21/11	122,551
1,419,724	Landsource Communities Development, LLC	Term B	4.375	1/9/10	1,441,907
3,656,870	Masonite International Corp.	Term C	4.562	8/31/08	3,699,725
1,736,698	Masonite International Corp.	Term C2	4.062	8/31/08	1,766,548
240,680	NCI Building Systems, Inc.	Term B	3.820 to 3.840	6/18/10	243,764
933,092	Nortek, Inc.	Term	4.620 to 6.250	8/27/11	945,145
1,855,130	Panolam Industries International, Inc.	Term B	6.125	11/24/06	1,860,927

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Building and Development — 6.9% (continued)
$391,685	Panolam Industries International, Inc.	2nd Lien	9.937	11/24/06	$395,602
278,731	PGT Industries, Inc.	Term A	4.670	1/29/10	282,912
142,355	PGT Industries, Inc.	Term B	7.920	7/29/10	143,423
583,637	Pike Electric Inc.	Term B	3.937	7/1/12	594,215
2,219,402	Trussway Holdings Inc.	Term B	6.320 to 8.000	1/23/08	1,761,650

					15,311,419

Business Equipment and Services — 2.0%
418,523	Allied Security Holdings	Term B	6.230	6/30/10	423,755
967,116	Buhrmann U.S., Inc.	Term	4.320	12/31/10	980,414
537,068	Coinstar, Inc.	Term	3.840	7/7/11	546,131
539,074	Global Cash Access, L.L.C.	Term B	4.590	3/10/10	546,823
713,475	Verifone Inc.	Term B	4.180	6/30/11	721,947
1,250,000	Verifone Inc.	2nd Lien	7.680	12/31/11	1,272,656

					4,491,726

Cable and Satellite Television — 3.4%
426,722	Atlantic Broadband Finance LLC	Term B	5.050	9/1/11	432,456
667,987	Bragg Communications, Inc.	Term B	4.293	8/31/11	674,667
2,500,000	Century Cable Holdings LLC	Term B	6.750	6/30/11	2,461,980
3,970,000	Insight Midwest LLC	Term B	4.750	12/31/09	4,025,691

					7,594,794

Chemicals/Plastics — 6.0%
1,214,046	Celanese	Term B	4.480	4/6/11	1,235,103
2,452,666	Celanese	Term C	6.230	11/3/11	2,499,676
676,700	Compression Polymers Corp.	Term	5.040	3/12/10	681,353
1,085,252	Georgia Gulf Corp.	Term D	3.875	12/2/10	1,101,757
1,258,336	Hercules Inc.	Term B	2.975 to 3.725	10/8/10	1,269,346
842,169	Huntsman LLC	Term A	5.812	3/31/07	844,801
163,470	Huntsman LLC	Term B	11.562 to 11.625	3/31/07	163,981
221,532	Innophos Inc.	Term B	4.070	8/13/10	224,440
132,528	Kraton Polymers	Term B	4.375 to 4.625	12/24/10	133,273
369,007	Polypore, Inc.	Term B	4.125	11/12/11	372,121
916,975	Resolution Specialty Materials LLC	Term B	4.437	8/2/10	925,859
2,500,000	Rockwood Specialties Group Inc.	Term B	4.210	7/30/12	2,519,727
1,068,002	Unifrax Corp.	Term	5.375	5/19/10	1,084,022
301,667	Westlake Chemical Corp.	Term B	5.350 to 5.750	7/31/10	305,626

					13,361,085

See Notes to Financial Statements.

2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Conglomerates — 0.7%
$863,580	TriMas Corp.	Term B	5.187	6/6/09	$870,926
677,283	Western Industries Inc.	Term B	12.750	6/30/05	640,032

					1,510,958

Containers and Glass products — 3.3%
228,122	Bway Corp.	Term B	3.937 to 4.062	6/30/11	231,615
3,960,000	Graphic Packaging Corp.	Term B	4.350	8/8/09	3,990,690
1,316,512	Kerr Group, Inc.	Term	5.480 to 7.000	8/13/10	1,329,841
1,755,227	Printpack Holdings Inc.	Term C	4.125	3/31/09	1,772,779

					7,324,925

Drugs — 0.4%
600,436	Leiner Health Products Group, Inc.	Term B	4.890	5/26/11	608,505
345,624	NBTY, Inc.	Term C	3.750	7/25/09	348,864

					957,369

Ecological Services and Equipment — 3.3%
3,168,000	Casella Waste Systems, Inc.	Term B	4.437 to 4.687	5/11/07	3,210,572
2,002,500	IESI Corp.	Term B	4.580 to 5.750	9/30/10	2,033,789
933,673	National Waterworks, Inc.	Term B	4.730	11/22/09	948,262
1,000,000	Waste Connections, Inc.	Term	3.370 to 3.430	10/22/10	1,010,625

					7,203,248

Electronics/Electric — 1.8%
3,520,000	Amphenol Corp.	Term	3.686 to 3.810	5/6/10	3,544,200
543,689	Bridge Information Systems, Inc. (d)	Multi-Draw	0.00	5/29/05	31,942
960,252	Bridge Information Systems, Inc. (d)	Term B	0.00	5/29/05	56,415
296,250	Fairchild Semiconductor Corp.	Term B	4.187	6/19/08	300,231

					3,932,788

Equipment Leasing — 0.2%
536,083	Kinetic Concepts, Inc.	Term B1	3.980	8/11/10	542,561

Farming/Agriculture — 0.5%
1,007,578	AGCO Corp.	Term	3.590 to 3.975	1/31/06	1,021,747

Food/Drug Retailers — 2.2%
1,953,112	General Nutrition Centers Inc.	Term	4.840 to 6.250	12/7/09	1,975,084
2,953,005	Jean Coutu Group Inc.	Term B	4.125	7/30/11	2,993,945

					4,969,029

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Food Products — 2.9%
$878,879	American Seafoods Group LLC	Term B	5.090	4/11/09	$883,548
389,991	Atkins Nutritionals, Inc.	Term	5.230	10/29/09	346,117
137,100	Atkins Nutritionals, Inc.	2nd Lien	7.730	10/29/09	102,596
637,570	Del Monte Corp.	Term B	3.930 to 4.090	12/31/10	647,931
833,368	Keystone Foods Holdings LLC	Term	4.125 to 4.437	6/16/11	840,660
500,207	Merisant Co.	Term B	4.430	1/11/10	502,959
992,500	Michael Foods, Inc.	Term B	3.714 to 3.990	11/21/10	1,004,286
197,059	NSC Operating Co.	Term B	6.125	6/30/06	197,551
442,500	NSC Operating Co.	2nd Lien	8.625	12/31/07	438,075
234,232	Osi Foods GMBH & Co. KG	Term B	3.920	9/2/11	236,355
527,023	Osi Group, LLC	Term B	3.920	9/2/11	531,799
292,790	Osi-Holland Finance B.V.	Term B	3.920	9/2/11	295,444
297,000	Reddy Ice Group Inc.	Term B	4.340	8/15/09	301,084
49,500	Reddy Ice Group Inc.	Term B	4.340	8/15/09	50,139

					6,378,544

Food Services — 1.7%
2,520,041	Buffets, Inc.	Term B	4.590 to 5.140	6/28/09	2,539,993
906,207	Dr. Pepper Bottling Co. of Texas	Term B	4.077	12/19/10	917,393
346,215	Jack In The Box, Inc.	Term B	2.250 to 4.420	1/9/10	350,976

					3,808,362

Forest Products — 0.5%
119,803	Smurfit-Stone Container Corp.	Term C	4.187	6/30/09	120,627
911,353	Stone Container Corp.	Term B	4.187	6/30/09	917,761

					1,038,388

Healthcare — 6.6%
294,493	Advanced Medical Optics, Inc.	Term B	3.831 to 4.090	6/25/09	299,187
947,459	Alderwoods Group, Inc.	Term B1	4.420 to 6.500	9/29/09	961,868
323,741	AMN Healthcare Inc.	Term B	4.980	10/2/08	324,348
3,213,635	Community Health Systems Inc.	Term B	3.540	8/19/11	3,220,522
771,066	Conmed Corp.	Term C	4.082 to 4.150	12/15/09	779,901
1,973,064	Davita, Inc.	Term B	3.600 to 4.170	6/30/10	1,994,182
166,667	Davita, Inc.	Term C	3.500 to 3.590	6/30/10	168,155
933,864	EMPI Corp.	Term	4.700	11/24/09	936,198
1,563,950	Hanger Orthopedic Group, Inc.	Term B	5.475	9/30/09	1,563,950
239,000	Medical Device Manufacturing, Inc.	Term B	4.680 to 4.840	6/30/10	241,390
824,582	Multiplan, Inc.	Term	4.730	3/4/09	832,828

See Notes to Financial Statements.

2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Healthcare — 6.6% (continued)
$2,502,273	Orthofix International LLC	Term B	4.710 to 4.730	12/30/08	$2,521,040
858,779	Rotech Healthcare Inc.	Term B	4.980	3/26/08	869,111

					14,712,680

Home Furnishings — 1.8%
531,915	Home Interiors & Gifts, Inc.	Term	6.230 to 6.420	3/31/11	512,500
1,236,124	Sealy Mattress Co.	Term C	4.196 to 4.290	8/6/12	1,251,575
268,827	Sealy Mattress Co.	Sr. - Unsec. PL	6.290	4/5/13	275,324
274,076	Simmons Co.	Sr. - Unsec. PL	5.125	6/19/12	278,301
684,536	Simmons Co.	Term	3.875 to 4.437	12/19/11	691,274
987,500	Tempur-Pedic International Inc.	Term B	4.225	8/18/09	993,672

					4,002,646

Hotels/Motels/Inns and Casinos — 8.1%
2,565,975	Alliance Gaming Corp.	Term B	3.537	9/5/09	2,600,187
1,842,552	Ameristar Casinos, Inc.	Term B1	4.000	12/20/06	1,867,312
850,786	Boyd Gaming Corp.	Term B	3.690 to 3.920	6/30/11	860,889
1,678,009	Greektown Casino, LLC	Term D	5.190 to 5.340	12/31/05	1,687,448
270,953	Green Valley Ranch Gaming, LLC	Term B	4.725	12/24/10	275,017
1,583,840	Isle of Capri Casinos BlackHawk, LLC	Term C	4.590 to 4.950	12/31/07	1,606,113
854,790	Penn National Gaming, Inc.	Term D	4.340 to 4.480	9/1/07	868,467
347,354	Pinnacle Entertainment	Term B	4.980	8/27/10	351,695
4,539,695	Scientific Games Corp.	Term C	4.340	12/31/09	4,605,897
1,004,991	Venetian Casino Resorts LLC	Term B	4.290	6/15/11	1,020,694
1,399,277	Wyndham International, Inc.	Term I	6.500	6/30/06	1,391,990
746,501	Wyndham International, Inc.	Term II	7.500	4/1/06	745,381

					17,881,090

Industrial Equipment — 3.5%
179,296	Ames True Temper, Inc.	Term B	4.420 to 6.500	6/28/11	181,761
132,930	Douglas Dynamics, LLC	Term B	4.430 to 4.725	3/31/10	134,592

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Industrial Equipment — 3.5% (continued)
$67,276	Douglas Dynamics, LLC	2nd Lien	7.586 to 7.790	3/31/11	$68,621
1,004,115	Enersys, Inc.	Term B	3.730 to 3.921	3/17/11	1,016,039
990,196	Flowserve Corp.	Term C	4.375 to 6.500	6/30/09	1,004,740
876,276	Mueller Group, Inc.	Term	4.540 to 4.930	4/23/11	883,396
754,231	Norcross Safety Products LLC	Term B	5.725 to 5.920	3/20/09	759,416
669,813	Roper Industries Inc.	Term B	3.660 to 4.010	12/29/08	679,861
2,874,032	SPX Corp.	Term B1	3.937	9/30/09	2,914,898

					7,643,324

Insurance — 1.8%
630,000	Connecticare, Inc.	Term B	5.249 to 5.725	10/31/09	633,150
1,955,000	Hilb, Rogal and Hamilton Co.	Term B	4.250	6/30/07	1,980,659
1,287,000	USI Holdings Corp.	Term B	4.180	8/11/08	1,301,479

					3,915,288

Leisure — 4.9%
801,404	Detroit Red Wings, Inc.	Term A	4.725	8/30/06	802,406
2,644,619	Metro-Goldwyn-Mayer Studios, Inc.	Term B	4.480	4/30/11	2,655,197
4,032,728	Regal Cinemas, Inc.	Term B	4.225 to 3.881	11/10/10	4,083,137
67,754	Wallace Theaters	Term B	5.230	8/9/09	68,432
67,924	Wallace Theaters	2nd Lien	8.980	8/9/09	68,349
3,095,850	Warner Music Group	Term B	4.025 to 4.531	2/28/11	3,142,564

					10,820,085

Non-Ferrous Metals/Minerals — 1.2%
319,548	Compass Minerals Group, Inc.	Term B	4.180 to 4.560	11/28/09	324,441
862,128	Jostens, Inc.	Term B	4.150	7/29/10	870,318
1,528,611	Peabody Energy Corp.	Term B	3.510 to 3.590	3/21/10	1,547,081

					2,741,840

Oil and Gas — 3.4%
1,125,000	Alon USA, Inc.	Term B	10.000	1/15/09	1,158,750
1,348,749	Dresser Inc.	Term C	4.340	4/10/09	1,364,344
2,249,295	La Grange Acquistion, L.P.	Term B	4.840	1/18/08	2,282,333
362,206	Lyondell-Citgo Refining, L.P.	Term B	4.090 to 4.370	5/21/07	364,923
678,301	Quest Cherokee, LLC	Term B	5.760	7/8/10	683,388
84,770	Quest Cherokee, LLC	L/C Facility	5.715	7/8/09	85,406
1,511,250	Tesoro Petroleum Corp.	Term B	7.260	4/15/08	1,558,005

					7,497,149

See Notes to Financial Statements.

2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Publishing — 5.1%
$3,993,073	American Media Operation Inc.	Term C	4.375 to 4.750	4/1/07	$4,056,715
917,945	American Media Operation Inc.	Term C1	4.375	4/1/07	931,141
2,065,119	Dex Media East LLC	Term B	3.710 to 3.840	5/8/09	2,092,224
3,372,777	Dex Media West LLC	Term B	3.620 to 4.090	3/9/10	3,420,357
857,939	The Reader’s Digest Association, Inc.	Term B	3.570	5/20/08	868,797

					11,369,234

Retailers — 3.3%
424,650	Alimentation Couche — Tard, Inc.	Term	3.562 to 5.500	12/17/10	428,809
1,987,778	CSK Auto, Inc.	Term	3.600	6/19/09	2,011,383
1,500,546	Harbor Freight Tools	Term B	4.400 to 4.461	6/24/10	1,511,332
1,200,000	Kmart Corp.	Term B	4.014	5/6/06	1,206,750
2,181,560	TravelCenters of America, Inc.	Term B	4.530 to 5.120	11/14/08	2,210,646

					7,368,920

Steel — 0.4%
959,797	The Techs	Term	4.150	1/14/10	962,196

Telecommunications/Cellular Communications — 6.8%
929,961	Block Communications Inc.	Term B	4.730	11/15/09	936,936
2,079,550	Centennial Cellular Operating Co.	Term B	4.338 to 4.920	2/9/11	2,097,908
591,880	D&E Communications, Inc.	Term B	4.500 to 6.500	3/2/12	601,313
266,598	Entravision Communications Corp.	Term B	3.650	2/24/12	268,931
2,933,616	FairPoint Communications, Inc.	Term C	6.375	3/31/07	2,956,537
3,050,000	Qwest Corp.	Sr. - Unsec. PLA	6.500	6/30/07	3,163,103
2,372,922	RCN Cable Systems, Inc.	Term B	7.750	6/3/07	2,366,990
493,501	SBA Senior Finance, Inc.	Term B	5.340 to 5.560	10/31/08	498,359
2,130,705	Western Wireless Corp.	Term B	4.600 to 4.840	5/31/11	2,163,047

					15,053,124

Utilities — 3.8%
3,000,000	Calpine Generating Co. LLC	Term	5.400	4/1/09	3,015,000
1,000,000	Centerpoint Energy Houston Electric, LLC	Term	12.750	11/12/05	1,105,000
716,219	NRG Energy, Inc.	Term B	5.930	6/23/10	737,706
405,766	NRG Energy, Inc.	Term B	5.486	6/23/10	417,939
1,111,328	NUI Corp.	Term	8.000	11/21/05	1,115,496
373,457	NUI Corp.	Term	6.000	11/23/04	374,857

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Utilities — 3.8% (continued)
$217,908	NUI Corp.	Term	7.000	11/21/05	$218,725
1,327,431	Orion Power Midwest LP	Term	4.890 to 5.060	10/28/05	1,329,506

					8,314,229

	TOTAL SENIOR COLLATERALIZED LOANS (Cost — $212,191,419)				212,895,107

SHARES	SECURITY				VALUE
Common Stock — 0.3%
17,356	Gentek, Inc. (e) (Cost — $607,460)				695,108

WARRANTS	SECURITY				VALUE
Warrants (e) — 0.0%
19	Gentek, Inc., Expires 10/31/08 (f)				56
9	Gentek, Inc., Expires 10/31/10 (f)				40

	TOTAL WARRANTS (Cost — $0)				96

SHORT-TERM INVESTMENTS — 3.6%
Commercial Paper — 3.6%
$7,900,000	UBS Finance Delaware LLC, 1.880% due 10/1/04 (Cost — $7,900,000)				7,900,000

	TOTAL INVESTMENTS — 100.0% (Cost — $220,698,879*)				$221,490,311

(a)	Interest rates represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	The maturity dates represent the latest maturity dates.
(c)	Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
(d)	Security is currently in default.
(e)	Non-income producing security.
(f)	Security is valued in good faith by or under the direction of the Board of Directors.
*	Aggregate cost for Federal income tax purposes is $221,116,835.

Abbreviations used in this schedule
2nd Lien	— Subordinate Loan to 1st Lien
L/C Facility	— Letter of Credit Facility
Multi-Draw	— Multi-Draw Term Loan
Sr. - Unsec. PL	— Senior Unsecured Term Loan
Term	— Term Loan typically with a 1st Lien on specified assets

Certain term loans have different letter designations which may generally indicate differences in maturities, pricing, and other terms and conditions. A letter designation could also result from the consolidation of two or more previously issued term loans.

See Notes to Financial Statements.

2004 Annual Report

Statement of Assets and Liabilities	September 30, 2004

ASSETS:
Investments, at value (Cost — $220,698,879)	$221,490,311
Cash	3,404,255
Interest receivable	1,205,150
Receivable for securities sold	663,537
Paydown receivable	97,361

Total Assets	226,860,614

LIABILITIES:
Payable for securities purchased	258,029
Management fee payable	194,467
Dividends payable to Auction Rate Cumulative Preferred Stockholders	60,166
Accrued expenses	128,827

Total Liabilities	641,489

Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $25,000 per share for each Series) (Note 5)	85,000,000

Total Net Assets	$141,219,125

NET ASSETS:
Par value of capital shares	$9,883
Capital paid in excess of par value	146,360,044
Undistributed net investment income	10,069
Accumulated net realized loss from investment transactions	(5,952,303)
Net unrealized appreciation of investments	791,432

Total Net Assets
(Equivalent to $14.29 per share on 9,883,215 capital shares of $0.001 par value outstanding; 50,000,000 common shares authorized)	$141,219,125

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Statement of Operations	For the Year Ended September 30, 2004

INVESTMENT INCOME:
Interest	$10,335,796

EXPENSES:
Management fee (Note 2)	2,393,755
Auction participation fees (Note 5 )	215,992
Audit and legal	117,467
Shareholder communications	103,651
Interest expense (Note 4)	69,912
Transfer agency services	65,158
Directors’ fees	57,600
Commitment fees (Note 4)	37,603
Custody	21,012
Stock exchange listing fees	19,971
Auction agency fees	16,000
Excise tax	12,300
Rating agency fees	11,449
Other	7,166

Total Expenses	3,149,036

Net Investment Income	7,186,760

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
Net Realized Gain From Investments Transactions	35,309

Net Increase in Unrealized Appreciation of Investments	4,135,987

Net Gain on Investments	4,171,296

Dividends Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income	(1,133,931)

Increase in Net Assets From Operations	$10,224,125

See Notes to Financial Statements.

2004 Annual Report

Statements of Changes in Net Assets

For the Years Ended September 30,

	2004	2003
OPERATIONS:
Net investment income	$7,186,760	$7,372,861
Net realized gain (loss)	35,309	(4,913,856)
Increase in net unrealized appreciation	4,135,987	12,780,168
Dividends paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(1,133,931)	(1,201,497)

Increase in Net Assets From Operations	10,224,125	14,037,676

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(6,667,271)	(7,376,019)

Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(6,667,271)	(7,376,019)

FUND SHARE TRANSACTIONS (Note 6):
Net asset value of shares issued for reinvestment of dividends	1,186,590	255,910

Increase in Net Assets From Fund Share Transactions	1,186,590	255,910

Increase in Net Assets	4,743,444	6,917,567
NET ASSETS:
Beginning of year	136,475,681	129,558,114

End of year*	$141,219,125	$136,475,681

* Includes undistributed net investment income of:	$10,069	$131,889

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$13.93	$13.24	$14.15	$15.14	$15.19

Income (Loss) From Operations:
Net investment income	0.73	0.75	0.90	1.22	1.40
Net realized and unrealized gain (loss)	0.42	0.81	(0.79)	(0.93)	0.02
Dividends Paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.11)	(0.12)	(0.09)	—	—

Total Income From Operations	1.04	1.44	0.02	0.29	1.42

Underwriting Commissions and Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—	—	(0.12)	—	—

Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.68)	(0.75)	(0.81)	(1.26)	(1.44)
Net realized gains	—	—	—	(0.02)	(0.03)

Total Distributions	(0.68)	(0.75)	(0.81)	(1.28)	(1.47)

Net Asset Value, End of Year	$14.29	$13.93	$13.24	$14.15	$15.14

Total Return, Based on Market Value	5.79%	29.61%	(1.67)%	(4.33)%	13.35%

Total Return, Based on Net Asset Value	7.55%	11.64%	(0.30)%	2.44%	10.55%

Net Assets, End of Year (millions)	$141	$136	$130	$138	$148

Ratios to Average Net Assets(1):
Expenses	2.25%	2.40%	2.63%	4.57%	4.74%
Net investment income	5.14	5.62	6.48	8.31	9.20

Portfolio Turnover Rate	110%	55%	57%	23%	59%

Market Value, End of Year	$14.58	$14.45	$11.83	$12.82	$14.6875

Auction Rate Cumulative Preferred Stock(2):
Total Amount Outstanding (000s)	$85,000	$85,000	$85,000	—	—
Asset Coverage Per Share	66,535	65,140	63,105	—	—
Involuntary Liquidating Preference Per Share(3)	25,000	25,000	25,000	—	—
Average Market Value Per Share(3)	25,000	25,000	25,000	—	—

(1)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(2)	On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share.
(3)	Excludes accrued or accumulated dividends.

2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Citigroup Investments Corporate Loan Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. U.S. government agency obligations are valued at the mean between the bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Collateralized senior loans will be valued at readily ascertainable market values. Securities, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), the Fund’s investment adviser, with the assistance of the Travelers Asset Management International Company LLC (“TAMIC”), another indirect wholly-owned subsidiary of Citigroup, the subadviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. Securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(b) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Gains or losses on the sale of securities are

Citigroup Investments Corporate Loan Fund Inc.

Notes to Financial Statements (continued)

calculated by using the specific identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the remaining term of the loan.

(c) Dividends and Distributions to Shareholders. Dividends to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock. The holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held monthly and out of funds legally available to shareholders. The Fund distributes capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(d) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined by dividing the value of the net assets available to Common Stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, (2) the aggregate liquidation value (i.e. $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

(f) Reclassification. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $480,322 has been reclassified between accumulated net realized loss from investment transactions and undistributed net investment income as a result of permanent differences due to book/tax differences in the treatment of consent fees and $12,300 has been reclassified between capital paid in excess of par value and undistributed net investment income due to a non-deductible excise tax paid by the fund. This reclassification has no effect on net assets or net asset values per share.

2004 Annual Report

Notes to Financial Statements (continued)

2.	Management Agreement and Transactions with Affiliated Persons

SBFM acts as investment adviser to the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the Fund’s average daily net assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-investment advisory agreement with TAMIC. Pursuant to the sub-investment advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund’s average daily net assets for the services TAMIC provides as sub-adviser. For purposes of calculating the sub-advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended September 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$245,940,190

Sales	256,314,514

At September 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$2,475,737
Gross unrealized depreciation	(2,102,261)

Net unrealized appreciation	$373,476

4.	Commitments

The Fund has a three-year revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $25 million. This agreement terminates on May 31, 2005. The Fund pays a facility fee quarterly at 0.15% per annum for the three-year revolving credit agreement. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime

Citigroup Investments Corporate Loan Fund Inc.

Notes to Financial Statements (continued)

Rates plus any applicable margin. Interest expense related to the loan for the period ended September 30, 2004 was $48,431. At September 30, 2004 the Fund did not have any borrowings outstanding per this credit agreement.

5.	Auction Rate Cumulative Preferred Stock

As of September 30, 2004, the Fund has 3,400 outstanding shares of Auction Rate Cumulative Preferred Stock (“ARCPS”).

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 1.08% to 2.09% during the year ended September 30, 2004. At September 30, 2004, the current dividend rates were as follows:

	Series A	Series B
Current Dividend Rates	1.90%	2.09%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended September 30, 2004, CGM earned $215,992 as a participating broker/dealer.

6.	Capital Shares

Capital stock transactions were as follows:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	83,041	$1,186,590	18,507	$255,910

2004 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2004	2003
Ordinary income	$7,801,202	$8,577,516

As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$487,769
Capital loss carryforward	(5,499,827	)*
Other book/tax temporary differences	(512,220	)**
Unrealized appreciation	373,476	***

Total accumulated losses	$(5,150,802)

*	On September 30, 2004, the Fund had a net capital loss carryforward of approximately $5,499,827, of which $43,917 expires in 2009, $224,102 expires in 2010, $221,575 expires in 2011 and $5,010,233 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
**	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.
***	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax methods for recognizing consent fees.

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later

Citigroup Investments Corporate Loan Fund Inc.

Notes to Financial Statements (continued)

taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

2004 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Citigroup Investments Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citigroup Investments Corporate Loan Fund Inc. (“Fund”) as of September 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the agent and custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 19, 2004

Citigroup Investments Corporate Loan Fund Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Citigroup Investments Corporate Loan Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Directors:

Allan J. Bloostein 27 West 67th Street Apt. 5FW New York, NY 10023 Age 74	Class I Director	Since 1992	President, Allan J. Bloostein Associates	34	Taubman Centers, Inc. (retail shopping centers)

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Age 66	Class III Director	Since 1992	Professor, Harvard Business School	49	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Age 62	Class I Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deargrass Way Carlsbad, CA 92009 Age 77	Class II Director	Since 1994	Managing Partner of Robert A. Frankel Management Consultants	24	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Age 72	Class II Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Age 61	Class III Director	Since 1995	President, W.R. Hutchinson & Associates, Inc.; Formerly Group Vice President, Mergers & Acquisitions BP Amoco p.l.c.	42	Director, Associated Bank and Associated Banc-Corp.

George M. Pavia 600 Madison Avenue New York, NY 10022 Age 76	Class III Director	Since 2001	Senior Partner, Pavia & Harcourt Attorneys	7	None

2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Age 53	Class I Director/ Chairman, also serves as President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Age 39	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer or Controller of certain mutual funds associated with Citigroup	N/A	N/A

Citigroup Investments Corporate Loan Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Glenn N. Marchak 399 Park Avenue 7th Floor New York, NY 10022 Age 48	Vice President and Investment Officer	Since 1998	Senior Vice President of the Travelers Asset Management International Company LLC; Managing Director of CGM from 1997 to 1998	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 41	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000);

Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)

				N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Age 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected for a term of three years.
**	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

2004 Annual Report

Annual CEO Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification.

Citigroup Investments Corporate Loan Fund Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Inc. (“Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Inc., as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

2004 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Citigroup Investments Corporate Loan Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 or by telephone at 1-800-331-1710.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-735-6507.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-735-6507, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is intended only for the shareholders of Citigroup Investments Corporate Loan Fund Inc. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

2004 Annual Report

Directors

Allan J. Bloostein

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R.Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

Officers

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Glenn N. Marchak

Vice President and

Investment Officer

Andrew Beagley

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Investment Adviser

SmithBarney Fund Management LLC

399 Park Avenue

New York, New York 10022

Custodian

StateStreet Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Transfer Agent

PFPCInc.

P.O. Box 43027

Providence, RI 02940-3027

Citigroup Investments Corporate Loan Fund Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

FD01804 11/04                        04-7430

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Citigroup Investments Corporate Loan Fund Inc. were $47,000 and $47,000 for the years ended 9/30/04 and 9/30/03.

(b)	Audit-Related Fees for the Citigroup Investments Corporate Loan Fund Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(c)	Tax Fees for the Citigroup Investments Corporate Loan Fund Inc. were $2,500 and $2,500 for the years ended 9/30/04 and 9/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Citigroup Investments Corporate Loan Fund Inc.

(d)	All Other Fees for Citigroup Investments Corporate Loan Fund Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Citigroup Investment Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 9/20/04 and 9/30/03; Tax Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; and Other Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Citigroup Investments Corporate Loan Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Citigroup Investments Corporate Loan Fund Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(h)	Yes. The Citigroup Investments Corporate Loan Fund Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Citigroup Investments Corporate Loan Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Citigroup Investments Corporate Loan Fund Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Citigroup Investments Corporate Loan Fund Inc.

Date: December 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Citigroup Investments Corporate Loan Fund Inc.

Date: December 6, 2004

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer of
Citigroup Investments Corporate Loan Fund Inc.

Date: December 6, 2004